================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 7, 2001
                                                          -------------


                                NRG Energy, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 001-15891            41-1724239
   ----------------------------    -------------       ------------------
   (State or other jurisdiction    (Commission           (IRS Employer
         of incorporation)          File Number)       Identification No.)


     901 Marquette Avenue, Suite 2300, Minneapolis, Minnesota   55402-3265
     ---------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (612) 373-5300
                                                          --------------


                                      None
         ---------------------------------------------------------------
         (Former name and former address, if changed since last report.)


================================================================================

Item 7.  Exhibits.

     The following exhibit is filed with reference to the Registration Statement on Form S-3 (Registration No. 333-52508) of NRG Energy, Inc.

Exhibit No.   Description
-----------   -----------

8.1 Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NRG Energy, Inc.
                                       (Registrant)


Date March 7, 2001                     /s/ Leonard A. Bluhm*
                                       -----------------------------------------
                                       Name:  Leonard A. Bluhm
                                       Title: Executive Vice President and
                                              Chief Financial Officer


*Print name and title of the signing officer under this signature